                          THE PARKSTONE GROUP OF FUNDS

                      Supplement dated July 2, 1999 to the
          Statement of Additional Information dated September 18, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH STATEMENT OF ADDITIONAL INFORMATION.

After the last paragraph on page 25, the following sub-section, "Trustee Deferred Compensation Plan", is inserted.

TRUSTEE DEFERRED COMPENSATION PLAN

The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees invested by the Plan administrator in 91-day U.S. Treasury Bills, initially, or upon implementation of the "shares option", and treated as if they had been invested by the Group in the shares of one or more portfolios of the Group or Armada Funds. The amount paid to the Trustee under the Plan will be determined based on the performance of such investments.

Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Group to retain any Trustee or pay any particular level of compensation to a Trustee. The Group may invest in underlying securities without shareholder approval.